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                                                                 Exhibit 4.8

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-----------------                                            ---------------
     NUMBER                                                       SHARES
                              [Hybridon LOGO]
 HP
-----------------                                            ---------------
SERIES A CONVERTIBLE                                         SEE REVERSE FOR
  PREFERRED STOCK                                          CERTAIN DEFINITIONS


                                 HYBRIDON, INC.
             INCORPORATION UNDER THE LAWS OF THE STATE OF DELAWARE


                                                               CUSIP 44860M 88 4

           ----------------------------------------------------------
           THIS CERTIFIES THAT



           IS THE OWNER OF
           ----------------------------------------------------------

                      FULLY PAID AND NON-ASSESSABLE SHARES
         $.01 PAR VALUE, OF THE SERIES A CONVERTIBLE PREFERRED STOCK OF

=================================HYBRIDON, INC.=================================

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and the provisions of the Restated Certificate of Incorporation and By-laws of the Corporation, as from time to time amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

                                   [HYBRIDON,
                                 INC. SEAL 1989
                                   DELAWARE]


                                             /s/ Suhdir Agrawal
COUNTERSIGNED AND REGISTERED                 PRESIDENT
MELLON INVESTOR SERVICES LLC

          TRANSFER AGENT
           AND REGISTRAR



BY                                           /s/ Robert Andersen
         AUTHORIZED SIGNATURE                TREASURER

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                                 HYBRIDON, INC.


     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -            Custodian
                       -------------------------
                       (Cust)             (Minor)


                    under Uniform Gifts to Minors
                    Act
                       --------------------------
                                 (State)


     Additional abbreviations may also be used though not in the above list.

For value received, ____________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  --------------------------------------

  --------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________

                                                                         Shares
_________________________________________________________________________
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
________________________________________________________________________________
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Dated __________________

                                        ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS
                                        WRITTEN UPON THE FACE OF THE CERTIFICATE
                                        IN EVERY PARTICULAR, WITHOUT ALTERATION
                                        OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:                ________________________________________
                                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION (BANKS
                                        STOCKBROKERS, SAVINGS AND LOAN
                                        ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM), PURSUANT
                                        TO S.E.C. RULE 17Ad-15.


Pursuant to Section 151 of the Delaware General Corporation Law, Hybridon, Inc. (the "Company") will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.